UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 4, 2008

____________________________

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297		88-0450923
(Commission File Number)		(IRS Employer Identification No.)

5804 E. Slauson Ave., Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective April 7, 2008, Burt Damsky, the Registrant’s newly appointed President of Sales, will commence employment with the Registrant.  Mr. Damsky joins the Registrant with over 20 years of senior-level experience in sportswear and apparel.  Mr. Damsky most recently served as Vice President of Southpole’s Lot 29 division, overseeing sales of the company’s young men’s and junior mezzanine streetwear business, and previously served as Vice President of Lemon Grass and 52Weekends.  Mr. Damsky will have oversight responsibility for the Registrant’s sales and will manage the Registrant’s brands.

On March 31, 2007, Alicia Gabaldon, the Registrant’s newly appointed Vice President of Merchandising commenced employment with the Registrant.  Ms. Gabaldon has 10 years of experience in the high-end apparel industry and was Director of Merchandising at Rock and Republic and Ralph Lauren prior to joining the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Holdings, Inc.

Date: April 4, 2008	By:	/s/ Glenn S. Palmer
Glenn S. Palmer
Chief Executive Officer and President